UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 3, 2014

ZIONS BANCORPORATION
(Exact name of registrant as specified in its charter)

UTAH	001-12307	87-0227400
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE SOUTH MAIN, 15th FLOOR, SALT LAKE CITY, UTAH	84133
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 801-524-4787

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13(c))

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

     On March 3, 2014, Zions Bancorporation (the “Company”) filed Restated Articles of Incorporation with the Utah Division of Corporations and Commercial Code (the “Restated Articles”).  The Restated Articles incorporate previous amendments to the Company’s Articles of Incorporation into one document and do not contain any additional amendment.  A copy of the Restated Articles is attached to this Current Report as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01    Financial Statements and Exhibits

       (d)           Exhibits

Exhibit
   No.                                                      Description
______                                                                _________

3.1           Restated Articles of Incorporation of Zions Bancorporation, dated March 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION

Date: March 4, 2014	By:	/s/ THOMAS E. LAURSEN
Name: Thomas E. Laursen
Title: Executive Vice President, General Counsel and Secretary

 Exhibit
   No.                                                      Description
______                                                                _________

3.1           Restated Articles of Incorporation of Zions Bancorporation, dated March 3, 2014.